UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     ______




                                    FORM 10-K
                                  ANNUAL REPORT





                                     ______

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                                     ______


                          CNB Florida Bancshares, Inc.


                                     ______



                                   EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-68459) of CNB Florida Bancshares, Inc. of our report dated January 28, 2004 relating to the financial statements and the financial statement schedules, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Jacksonville, FL
March 8, 2004